                                                                  Exhibit 10.137

                                PROMISSORY NOTE
$228,670.63
                                               February 22, 2002
                                               Mt. Laurel, New Jersey

         FOR VALUE RECEIVED, the undersigned VERMONT MILL PROPERTIES, INC. ("Maker"), with an office at 160 Benmont Avenue, Bennington, Vermont, 05201, promises to pay to the order of Mace Security International, Inc. ("Lender"), the principal sum of Two Hundred Twenty-eight Thousand, Six Hundred Seventy Dollars and Sixty-three Cents ($228,670.63) ("Principal"), together with interest accruing from the date hereof on the unpaid principal amount hereof at a rate per annum equal to Seven percent (7%) per annum ("Interest"). Interest shall be calculated on the basis of a 360-day year, counting the actual numbers of days elapsed. The Principal and Interest shall be due and payable in equal monthly installments of $7,060.69 for a 36 month period, each payable, without demand, on the last day of each month commencing on March 31, 2002.

         Maker may prepay the principal of this Note in whole or in part without penalty and without the prior written consent of Lender. Both principal and interest are payable in lawful money of the United States of America, to Lender at 1000 Crawford Place, Suite 400, Mount Laurel, New Jersey, 08054, or at such other place as the Lender hereof shall designate to Maker in writing, in immediately available funds.

         The unpaid principal amount of all indebtedness hereunder shall continue to bear interest until paid in full, whether by acceleration or otherwise, at the rate of interest hereinabove provided.

         The Principal and Interest due under this Note shall, at the option of the Lender, become due and payable in full, without further notice or demand, upon the happening of any one of the following specified events: (1) failure by Maker to pay Principal and Interest to Lender when due; or (2) the making of a general assignment to creditors by the Maker; or (3) proceedings in bankruptcy, or for reorganization of the Maker or for the readjustment of any of its debts, under the Bankruptcy Code, as amended, or any part thereof, or under any other Laws, whether state or Federal, for the relief of debtors, now or hereafter existing, shall be commenced by the Maker or shall be commenced against the Maker and shall not be discharged within thirty (30) days of their commencement; or (4) a receiver or trustee shall be appointed for the Maker or for any substantial part of his assets, and such receiver or trustee shall not be discharged within thirty (30) days of his appointment, or such proceedings shall not be discharged within thirty (30) days of their commencement.

         Each person liable hereon whether Maker or endorser hereby waives presentment, demand for payment, notice of dishonor, protest and notice of protest, and hereby agrees to pay all expenses (including the reasonable fees and expenses of legal counsel for Lender) in connection with the enforcement of this Note and collection of amounts payable hereunder. Maker further agrees that the liability of Maker shall not be affected in any manner by any indulgence, extension of time, renewal, forbearance, waiver or modification granted or consented to by Lender, with or without substitution, and hereby consents to the foregoing and waive any notice thereof.

         NOTWITHSTANDING ANYTHING HEREIN, IN ANY OTHER DOCUMENT OR ELSEWHERE TO THE CONTRARY, THE UNDERSIGNED MAKER, IN ACKNOWLEDGING THE COMPLEX ISSUES WHICH MAY ARISE UNDER ANY DISPUTE OR LITIGATION RESPECTING ANY LIABILITIES, THIS NOTE AND THE INCREASE IN TIME AND COST OF A TRIAL BY JURY, HEREBY KNOWINGLY AND VOLUNTARILY FULLY WAIVES ANY AND ALL RIGHT HE MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION WHATSOEVER, ARISING NOW OR AT ANY TIME HEREAFTER, DIRECTLY OR INDIRECTLY, OUT OF, OR IN ANY WAY CONNECTED WITH, ANY LIABILITIES, UNDER THIS NOTE AND RELATING THERETO AND THE SERVICING THEREOF, AND ANY RELATIONSHIP CREATED THEREBY.

         The undersigned Maker acknowledges that this Note and the transaction upon which this Note is based were issued in connection with a business transaction. It is understood and agreed that this Note has been entered into under and pursuant to the laws of the State of New Jersey. If any provisions hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect other provisions hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein. The obligations of Maker hereunder shall bind his heirs, successors and assigns. Maker intends this to be a sealed instrument and to be legally bound hereby.

         IN WITNESS WHEREOF, intending to be legally bound, the undersigned has executed the foregoing Note.


                                             VERMONT MILL PROPERTIES, INC.


                                             By:  /s/ Jon E. Goodrich
                                                      Jon E. Goodrich, President


State of _________________ )
                                ) ss:
County of _______________  )

This instrument was acknowledged before me this 25 day of February, 2002, by Jon
E. Goodrich, as President of Vermont Mill Properties, Inc., and he acknowledges that he executed the same for the purpose therein contained.



                                                  ______________________
                                                  Notary Public
My Commission expires: _________________